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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 1, 2007



                      BROADRIDGE FINANCIAL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                 001-33220                              33-1151291
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           (Commission File Number)       (IRS Employer Identification No.)



    2 JOURNAL SQUARE PLAZA, JERSEY CITY, NJ                  07306
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    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (201) 714-3000
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                                      N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  APPOINTMENT  OF
CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On June 1, 2007, the Board of Directors adopted the Broadridge Director & Officer Matching Gift Program (the "Matching Gift Program"). Under the Matching Gift Program, the Company will contribute an equal amount to any organization exempt from federal income tax under Internal Revenue Code Section 501(c)(3) that a corporate officer or director supports with a personal contribution of $500 or more. The Company will match a corporate officer's or director's total gifts up to a maximum of $10,000 per calendar year.

ITEM 5.03     AMENDMENTS  TO ARTICLES  OF  INCORPORATION  OR BYLAWS;  CHANGE IN
FISCAL YEAR

         On June 1, 2007, the Board of Directors amended and restated the Company's by-laws (as amended, the "Amended and Restated By-laws"). The by-laws were amended to change the quorum requirement for meetings of directors from at least one-third of the Board to a majority of the Board, change the name of the "Corporate Governance Committee" to the "Governance and Nominating Committee," and restate the duties of the Vice Chairman, if any is appointed (the Company does not currently have a Vice Chairman). This description of the changes to the Company's by-laws is qualified in its entirety by reference to the copy of the Amended and Restated By-laws, which is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

ITEM 9.01     FINANCIAL

STATEMENTS AND EXHIBITS

       (d)        Exhibits

         EXHIBIT
          NUMBER                      DESCRIPTION
          ------                      -----------
           3.2 Amended and Restated By-laws of Broadridge Financial Solutions, Inc.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2007

                                        BROADRIDGE FINANCIAL SOLUTIONS, INC.


                                        By: /s/ Adam D. Amsterdam
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                                            Name:   Adam D. Amsterdam
                                            Title:  Vice President, General
                                                    Counsel and Secretary




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                                 EXHIBIT INDEX

          EXHIBIT NUMBER                    DESCRIPTION
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               3.2           Amended and Restated By-laws of Broadridge
                             Financial Solutions, Inc.